NIKE, INC.
                                   SECOND AMENDMENT
                                  TO CREDIT AGREEMENT
                                   (364-Day Facility)
      This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of November 15, 2002 and entered into by and among NIKE, Inc. (the "BORROWER"), the financial institutions listed on the signature pages hereof (the "FACILITY B BANKS"), Bank of America, N.A., as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, Bank One, N.A., HSBC Bank USA, and The Bank of Tokyo-Mitsubishi, Ltd., as Co-Documentation Agents, and is made with reference to that certain Credit Agreement dated as of November 17, 2000 by and among the parties thereto, as amended by that certain First Amendment to Credit Agreement, dated as of November 16, 2001 (as amended or otherwise modified up to the date hereof, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                     RECITALS
      WHEREAS, the Borrower and the Facility B Banks desire to amend the Credit Agreement (a) to extend the Facility B Termination Date for an additional 364 day period, (b) to adjust the Facility B Commitments, and (c) to amend the definition of "Applicable Margin" with respect to the Facility B Loans;
      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.     AMENDMENTS TO THE CREDIT AGREEMENT
1.1     AMENDMENTS.
                A. Section 1.1 of the Credit Agreement is hereby amended by adding in the definition of "Applicable Margin" the following at the end of such definition:

                "Notwithstanding anything to the contrary set forth in this definition, if the Facility B Term Loans are made, the Applicable Margin for all Advances comprising the Facility B Term Loans shall be the rate per annum for the Applicable Rating Level in the Facility B Loan column above plus 12.5 basis points.

                B. Section 1.1 of the Credit Agreement is hereby amended by deleting, in the definition of Facility B Termination Date the date "November 15, 2002" and substituting in lieu thereof the date "November 14, 2003".
                C. Section 2.4.1 of the Credit Agreement is hereby amended by deleting the language "October 5, 2000, and the letter agreement dated October 8, 2001" and substituting in lieu thereof the date "October 8, 2002".
                D. Section 2.4.4 of the Credit Agreement is hereby amended by deleting clause (b) in its entirety and substituting the following therefor:
                "(b)   FACILITY B.  The Borrower shall pay to the
Administrative Agent for the account of each Facility B Bank in accordance with its Facility B Pro Rata Share, a utilization fee of 0.10% TIMES the actual daily aggregate outstanding Facility B Loans (i) on each day that the aggregate outstanding amount of the Facility A Loans and the Facility B Loans exceeds 33.0% of the Facility A Commitments and the Facility B Commitments and (ii) at all times after the Facility B Term Loan is made. The utilization fee shall be due and payable quarterly in arrears on each Payment Date, commencing with the first Payment Date to occur after the Effective Date, and on the Facility B Termination Date (or if the Facility B Term Loans are made, the Facility B Term Loan Maturity Date)."
1.2     SUBSTITUTION OF SCHEDULE.
        SCHEDULE 3 to the Credit Agreement is hereby amended by deleting the page providing Facility B Commitments in said SCHEDULE 3 in its entirety and substituting in place thereof Facility B Commitments in the form of Annex I to this Amendment.
SECTION 2.     CONDITIONS TO EFFECTIVENESS
      This Amendment shall become effective on November 15, 2002 upon receipt by the Administrative Agent of all of the following, in form and substance satisfactory to the Administrative Agent (the date of satisfaction of such condition being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):
               A.     AMENDMENT.  This Amendment executed by each party hereto.
               B. INCUMBENCY CERTIFICATE. A certificate of the Secretary or Assistant Secretary of the Borrower, certifying the names and true signatures of the officers of the Borrower authorized to execute, deliver and perform, as applicable, this Amendment, and all other Loan Documents to be delivered by it hereunder.
               C. PAYMENT OF FEES. Evidence of payment by the Borrower of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Second Amendment Effective Date, together with Attorney Costs of Bank of America to the extent invoiced prior to or on the Second Amendment Effective Date; PROVIDED THAT, notwithstanding the above, such payment by the Borrower shall include all accrued and unpaid facility fees with respect to the Facility B Commitments through the Second Amendment Effective Date.
               D. BANKS' PARTICIPATION FEE. Payment by the Borrower to the Administrative Agent, for the account of each of the Facility B Banks as set forth on SCHEDULE 3 to the Credit Agreement, the Facility B Commitments of which are attached as ANNEX I to this Amendment, in accordance with their respective pro rata shares, a participation fee ("the Participation Fee") in an amount set forth in the letter agreement between the Borrower, Bank of America and Banc of America Securities LLC.
               E. BORROWER CERTIFICATE. A certificate signed by an authorized officer of the Borrower, dated as of the Second Amendment Effective Date, stating that:
                     (i)     the representations and warranties contained in
       Section 3 hereof and in Article V of the Credit Agreement are true and correct on and as of such date, as though made on and as of such date, except for changes in the Schedules hereto reflecting transactions permitted by this Agreement;
                     (ii)    no Default or Unmatured Default exists; and
                     (iii) since May 31, 2002, there has been no change in the business, properties, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could have a Material Adverse Effect.

SECTION 3.     BORROWER'S REPRESENTATIONS AND WARRANTIES
      In order to induce the Facility B Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Facility B Bank that the following statements are true, correct and complete:
               A. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") have been duly authorized by all necessary corporate action on the part of the Borrower.
               B. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.
               C. NO OUTSTANDING FACILITY B ADVANCES. No Facility B Advances are outstanding as of the Second Amendment Effective Date.
SECTION 4.     MISCELLANEOUS
               A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.
                      (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.
                      (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
                      (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.
                      (iv) The Credit Agreement, as amended hereby, together with the other Loan Documents, embodies the entire agreement and understanding among the Borrower, the Banks and the Administrative Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.
               B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.
               C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
               D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF OREGON BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
               E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                             NIKE, INC., AS THE BORROWER
                                             By: /s/ Marcia A. Stilwell
                                                 _______________________
                                                 Marcia A. Stilwell
                                                 Treasurer

                                             One Bowerman Drive
                                             Beaverton, OR 97005-6453
                                             Attention: Marcia A. Stilwell,
                                                        Treasurer
                                             Telephone: (503) 532-2100
                                             Facsimile: (503) 532-2616




               SEE SEPARATE DOCUMENT FOR REMAINDER OF THE SIGNATURE PAGES



                                             ANNEX I

                                      FACILITY B COMMITMENTS
                                      ______________________

                                                                 FACILITY B
              BANK                FACILITY B COMMITMENT         PRO RATA SHARE
__________________________      _________________________      _______________

Bank of America, N.A.               $ 43,000,000.00                    8.6%

Citicorp USA, Inc.                    43,000,000.00                    8.6%

Bank of Tokyo-Mitsubishi, Ltd.        38,000,000.00                    7.6%

Bank One, NA                          38,000,000.00                    7.6%

HSBC Bank USA                         38,000,000.00                    7.6%

Bank of Nova Scotia                   35,000,000.00                    7.0%

Fleet National Bank                   35,000,000.00                    7.0%

Merrill Lynch & Co Inc                35,000,000.00                    7.0%

U.S. Bank National Association        35,000,000.00                    7.0%

Deutsche Bank AG                      35,000,000.00                    7.0%

Royal Bank of Scotland                24,000,000.00                    4.8%

Danske                                24,000,000.00                    4.8%

The Northern Trust Co.                21,000,000.00                    4.2%

Wells Fargo Bank, N.A.                21,000,000.00                    4.2%

Royal Bank of Canada                  20,000,000.00                    4.0%

WestPac Banking Corporation           15,000,000.00                    3.0%
                                _________________________      _______________

                                   $ 500,000,000.00                  100.0%




SECOND AMENDMENT TO CREDIT AGREEMENT


Dated as of November 15, 2002
among
NIKE, INC.,
as the Borrower,
BANK OF AMERICA, N.A.,
as Administrative Agent,
CITICORP USA, INC.,
as Syndication Agent,
BANK ONE, NA,
HSBC BANK USA,
and
THE BANK OF TOKYO-MITSUBISHI, LTD.

as Co-Documentation Agents,
and
THE BANKS PARTY HERETO




JOINT LEAD ARRANGERS AND JOINT BOOK MANAGERS:

BANC OF AMERICA SECURITIES LLC
and
SALOMON SMITH BARNEY INC.